UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 13, 2008

DREAMS, INC.

(Exact name of registrant as specified in its charter)

Utah	000-30310	87-0368170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 South University Drive, Plantation, Florida	33324
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 377-0002

Registrant’s facsimile number, including area code: (954) 475-8785

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	Regulation FD Disclosure.

Dreams, Inc. will be presenting at the upcoming 7th Annual Growth & Value Investor Conference at the Westin Hotel in Ft. Lauderdale, FL on February 27 & 28, 2008 between 5:00 p.m. and 9:00 p.m. The presentation will enable Dreams to educate the investment community on the successes occurring at Dreams and the strategies the company has adopted and implemented in furtherance of its stated goal of influencing the Licensed Sports Products industry. In addition to the formal presentation, which will be web cast, Dreams executives will be participating in a series of one-on-one meetings with institutional portfolio managers, stock brokers, certified financial planners, research analysts, accredited and individual investors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 13, 2008	DREAMS, INC.

	BY:	/s/ ROSS TANNENBAUM
Chief Executive Officer